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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 5, 2003
         --------------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                             AMKOR TECHNOLOGY, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                    000-29472              23-1722724
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(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

                              1345 ENTERPRISE DRIVE
                        WEST CHESTER, PENNSYLVANIA 19380
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (610) 431-9600
         --------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5: OTHER EVENTS.

         On November 6, 2003, the Registrant announced that it has priced its public offering (the "Offering") of 7,000,000 shares of its common stock, par value $0.001 per share, at a price of $19.00 per share. The Registrant offered all of the 7,000,000 shares pursuant to its shelf Registration Statement on Form S-3 (File No. 333-81334), as amended. The Offering was made through an underwriting syndicate led by Citigroup Global Markets Inc., as the sole bookrunning lead manager. Citigroup, Deutsche Bank Securities and J.P. Morgan Securities Inc. acted as joint lead managers, and Bear, Stearns & Co. Inc. acted as co-manager. The underwriters have a 30-day option to purchase up to 1,050,000 additional shares of common stock from the Registrant solely to cover over-allotments, if any.

         Copies of the final Prospectus Supplement relating to the Offering may be obtained from Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013.

         This announcement is neither an offer to sell nor a solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state. A registration statement relating to these securities has been filed with and has been declared effective by the Securities and Exchange Commission.

         Attached hereto as Exhibit 1.1, and incorporated herein by reference, is a copy of the Underwriting Agreement, dated as of November 5, 2003, by and among the Registrant and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., and Bear, Stearns & Co. Inc. Attached as Exhibit 5.1, and incorporated herein by reference, is the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, relating to the legality of the shares of common stock to be offered by the Registrant in the Offering.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  1.1 Underwriting Agreement, dated as of November 5, 2003, by and among Amkor Technology, Inc. and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., and Bear, Stearns & Co. Inc.

                  5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

                  23.1 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1).

                  99.1 Press Release of Amkor Technology, Inc., dated November 6, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2003

                                           AMKOR TECHNOLOGY, INC.

                                           By: /s/ Kenneth T. Joyce
                                               ---------------------------------
                                               Kenneth T. Joyce
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                    DESCRIPTION
------            ------------------------------------------------------------
 1.1              Underwriting Agreement, dated as of November 5, 2003, by and among Amkor Technology, Inc. and Citigroup Global Markets
                  Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities
                  Inc., and Bear, Stearns & Co. Inc.

 5.1              Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                  Corporation.

23.1              Consent of Wilson Sonsini Goodrich & Rosati, Professional
                  Corporation (included in Exhibit 5.1).

99.1              Press Release of Amkor Technology, Inc., dated November 6,
                  2003.